Van Kampen Trust for Investment Grade New Jersey Municipals
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              05/24/  Variou  171,600,000  2,000,0   1.166%  0.1%     Paine
                02       s                   00                      Webber,
 New Jersey                                                            PNC
Health Care                                                          Capital
  Facility                                                           Market,
 Financial                                                             Bear
 Authority                                                           Stearns,
                                                                     Commerce
                                                                     Capital,
                                                                     Goldman
                                                                      Sachs,
                                                                      Morgan
                                                                     Stanley,
                                                                    MR Beal &
                                                                       Co,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Wachovia
                                                                       Bank